Supplement dated October 9, 2015
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - U.S. Equities Fund	5/1/2015
Effective October 1, 2015, Robert A. Mohn no longer serves as portfolio manager of the portion of the Fund managed by Columbia Wanger Asset Management, LLC (CWAM). Also, effective October 9, 2015, David L. Frank is replaced by William J. Doyle as portfolio manager of the portion of the Fund managed by CWAM. Accordingly, the following changes are hereby made to the Fund's prospectus.
Effective immediately, the list of portfolio managers under the sub-heading "Subadviser: Columbia Wanger Asset Management, LLC” beneath the caption “Fund Management" in the "Summary of VP - U.S. Equities Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
William J. Doyle, CFA	Portfolio Manager and Analyst	Manager	October 2015
The rest of the section remains the same.
Effective immediately, the information about the portfolio managers under the sub-heading "Subadviser: Columbia Wanger Asset Management, LLC” beneath the caption “Portfolio Management — Portfolio Managers" in the "More Information About Columbia VP - U.S. Equities Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
William J. Doyle, CFA	Portfolio Manager and Analyst	Manager	October 2015
Mr. Doyle has been associated with CWAM or its predecessors as an investment professional since 2006. Mr. Doyle began his investment management career in 1987 and earned a B.S. and a B.A. from Illinois State University and an M.B.A from Loyola University of Chicago.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6546-49 A (10/15)

Supplement dated October 9, 2015
to the Statement of Additional Information (the "SAI"), as supplemented, dated May 1, 2015, for the following fund:
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - U.S. Equities Fund
The information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – U.S. Equities Fund	Columbia Management Alfred Alley	4 RICs 9 other accounts	$6.73 billion $151.01 million	None	(3)	(32)
	Brian Condon	13 RICs 2 PIVs 24 other accounts	$10.95 billion $147.29 million $5.02 billion
	Jarl Ginsberg	4 RICs 12 other accounts	$3.37 billion $45.68 million
	Christian Stadlinger	4 RICs 14 other accounts	$3.37 billion $56.50 million
	David Hoffman	4 RICs 1 PIV 10 other accounts	$5.60 billion $345.78 million $60.81 million
	Columbia WAM: William J. Doyle(g)	3 RICs 1 PIV 3 other accounts	$2.19 billion $21.80 million $782.890.11	None	(5)	(35)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(g)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of August 31, 2015.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-255 A (10/15)